UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2022

RBB BANCORP
(Exact name of Registrant as Specified in Its Charter)

California	001-38149	27-2776416
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1055 Wilshire Blvd., 12th floor,
Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (213) 627-9888

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, No Par Value	RBB	NASDAQ Global Select Market

Item 8.01  Other Events.

Independence Investigation Update

As previously announced in RBB Bancorp’s Current Report on Form 8-K filed on May 16, 2022, the RBB Bancorp Board of Directors (the “RBB Board”) and the Royal Business Bank Board of Directors (the “Bank Board”, and together with the RBB Board, the “Board”) launched an investigation with respect to director independence, which included Mr. Peter Chang’s independence and Mr. Chie-Min (Christopher) Koo’s independence.

The Board’s Nominating and Corporate Governance Committee has reported to the Board its determination that Mr. Chang did not satisfy the general director independence standards established by both The Nasdaq Stock Market and the Company’s applicable corporate governance charters, policies and procedures relating to Board service as a result of business dealings between Mr. Peter Chang and entities associated with him, on the one hand, and Mr. Simon Pang, who is an executive officer of the Company, and his family members, and entities associated with them, on the other hand.

In addition, the Nominating and Corporate Governance Committee is reviewing modifications to the Company’s governance policies surrounding director independence, and, as part of that review, has recommended to the Board, and the Board has approved, an enhanced director independence standard pursuant to which a director will be deemed to not be independent if there have been any payments or other exchanges of value between such director and any executive officer during the preceding two years, other than in connection with gifts made in accordance with the Company’s gift policy. As a result of this change, the Board has determined that, going forward, Mr. Koo will not be considered independent until the Spring of 2023 as a result of business dealings with Mr. Simon Pang during 2021, which were determined by the Board to be insignificant.

The Board is conducting a comprehensive review of the Company’s corporate governance charters, policies and procedures and will announce any material changes to its corporate governance policies and procedures, as well as any changes required to be disclosed pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
None

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RBB BANCORP (Registrant)

Date: November 22, 2022	By:	/s/ David Morris
David Morris
President and Chief Executive Officer
Chief Financial Officer

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